UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 14, 2024
MSC Income Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, TX	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-6000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On November 14, 2024, MSC Income Fund, Inc. (the “Company”) posted an announcement regarding its third quarter 2024 conference call to its corporate website. A copy of the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

On November 13, 2024, the Company declared a cash dividend of $0.18 per share of the Company’s common stock, par value $0.001 per share. This dividend will be payable on January 31, 2025 to holders of the Company’s common stock as of a record date of December 31, 2024.

The Company has scheduled a special meeting of stockholders on December 2, 2024 to consider a series of proposals that the Company believes will position it to potentially effect a listing of the Company’s shares of common stock on a national securities exchange (such as the New York Stock Exchange) (a “Listing”) if and when market conditions make it desirable to do so and it is otherwise in the Company’s best interest. On November 13, 2024, the Board of Directors, including the independent directors, unanimously approved suspending the Company’s share repurchase program in anticipation of a Listing and the opportunity for enhanced liquidity a Listing is expected to provide the Company’s stockholders. The share repurchase program will ultimately terminate upon a Listing.

On November 14, 2024, the Company issued a press release announcing the dividend described above. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

99.1	Quarterly Results Conference Call Announcement dated November14, 2024.
99.2	Dividend Announcement dated November 14, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Income Fund, Inc.

Date: November 14, 2024	By:	/s/ Cory E. Gilbert
Name: Cory E. Gilbert
Title: Chief Financial Officer